MARCH 1, 2021

SUPPLEMENT TO

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED MARCH 1, 2021

This Supplement contains new and additional information regarding the Hartford Multi-Asset Income and Growth Fund and should be read in connection with your Statutory Prospectus.

Effective April 30, 2021, the name of Hartford Multi-Asset Income and Growth Fund will change to Hartford Multi-Asset Income Fund. As a result, effective April 30, 2021, all references to Hartford Multi-Asset Income and Growth Fund and Multi-Asset Income and Growth Fund in the above referenced Statutory Prospectus are deleted in their entirety and replaced with Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund) and Multi-Asset Income Fund, respectively.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7571	March 2021